UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   April 25, 2017

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11770 President Drive, Ste. F, Boise, Idaho	83713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

11770 W. President Dr., Ste. F, Boise, Idaho 83714

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07

Submission of Matters to a Vote of Security Holders

On April 25, 2017, the Company’s shareholders approved three proposals at their Annual Meeting. Of the 54,680,579 shares of the Company’s Common Stock outstanding, as of the record date of December 1, 2014, 32,308,090 shares were represented at the Annual Meeting (the “Annual Meeting”). The Company's stockholders voted on the three proposals listed below, which proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting.

At the Annual Meeting of Shareholders, the shareholders of the Company: (1) elected each of the eight director nominees set forth below to serve one-year terms, expiring at the next Annual Meeting of Shareholders; (2) ratified and reapproved the Stock Option Plan; and, (3) ratified and reapproved the appointment of DeCoria, Maichel & Teague as independent auditors.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s Transfer Agent reported the final vote of the shareholders as follows:

Proposal 1: Annual Election of Directors

The voting results for the annual election of directors are as follows:

Name of Candidate	For	Withheld/Against	Broker Non-Votes
E. James Collord	30,649,164	68,900	1,149,540
Eric T. Jones	30,650,304	65,110	1,149,540
Paul Beckman	30,910,940	44,110	1,149,540
Larry D. Kornze	30,645,804	70,260	1,149,540
Douglas J. Glaspey	30,651,954	64,110	1,149,540
Joseph H. Baird	30,681,664	34,400	1,149,540
Ralph Noyes	30,682,304	34,760	1,149,540
James Sabala	30,660,804	54,610	1,149,540

Proposal 2: Ratification and re-approval of the Stock Option Plan

The Company’s shareholders ratified and reapproved the Stock Option Plan. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
30,613,029	73,935	471,586	1,149,540

Proposal 3: Ratification of DeCoria, Maichel & Teague as independent auditors

The Company’s shareholders ratified the appointment of DeCoria, Maichel & Teague as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
32,267,230	39,210	1,650	-0-

No other items were presented for shareholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THUNDER MOUNTAIN GOLD, INC.

                       (Registrant)

  By: /s/ ERIC T. JONES

  -------------------------------------------------

Eric T. Jones

President and Chief Executive Officer

Date:  April 26, 2017